UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2023 (July 25, 2023)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders

The disclosures set forth in Items 5.03 and 5.07 of this Current Report on Form 8-K are incorporated by reference in this Item 3.03 to the extent required.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 26, 2023, View, Inc. (“View” or the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a 60-for-1 reverse stock split of the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock,” and such reverse stock split, the “Reverse Stock Split”). The Reverse Stock Split became effective upon the filing of the Certificate of Amendment on July 26, 2023 (the “Effective Time”), and View’s Common Stock will begin trading on a split-adjusted basis at market open today, July 27, 2023.

As previously disclosed, on July 25, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a reverse stock split ratio of 40-for-1, 45-for-1, 50-for-1, 55-for-1 or 60-for-1, such ratio to be fixed by the Board of Directors (the “Board”) of the Company at a later date. Following the Annual Meeting, on July 25, 2023, the Board approved the implementation of the Reverse Stock Split at a ratio of 60-for-1. The Reverse Stock Split is intended to bring the Company into compliance with the $1.00 minimum average closing share price requirement for continued listing on the Nasdaq Stock Market LLC (“Nasdaq”).

As a result of the Reverse Stock Split, every 60 shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental”), will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise have been entitled to receive a fractional share as a result of the Reverse Stock Split. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from approximately 242,446,036 shares to approximately 4,040,767 shares, subject to adjustment for the treatment of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will not be affected. A proportionate adjustment was also made to the maximum number of shares issuable under the Company’s 2021 Equity Incentive Plan.

Stockholders who hold their shares in book-entry form or in “street name” (through a broker, bank or other holder of record) will not be required to take any action.

The Common Stock will begin trading on a split-adjusted basis on Nasdaq at the market open on July 27, 2023. The trading symbol for the Common Stock will remain “VIEW”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 92671V 304.

The foregoing description of the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 25, 2023, View held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals and cast their votes as set forth below:

Proposal 1

The stockholders voted to elect each of Rao Mulpuri, Toby Cosgrove, Nigel Gormly, Julie Larson-Green, Lisa Picard and Scott Rechler, each for a term expiring at the next annual meeting of stockholders or until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Rao Mulpuri	173,104,107	703,262	120,745	10,573,217
Toby Cosgrove	169,980,434	3,812,938	134,742	10,573,217
Nigel Gormly	173,078,598	713,393	136,123	10,573,217
Julie Larson-Green	151,977,706	21,843,975	106,433	10,573,217
Lisa Picard	164,715,287	9,105,575	107,252	10,573,217
Scott Rechler	169,116,702	4,706,683	104,729	10,573,217

Proposal 2

The stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
136,438,998	35,646,443	1,842,673	10,573,217

Proposal 3

The stockholders voted to adopt and approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a reverse stock split ratio of 40-for-1, 45-for-1, 50-for-1, 55-for-1 or 60-for-1, to be determined by the Board at a later date, based on the following votes:

For	Against	Abstain	Broker Non-Votes
183,104,033	1,152,349	244,949	0

Proposal 4

The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023, based on the following votes:

For	Against	Abstain	Broker Non-Votes
184,015,391	247,915	238,025	N/A

Item 7.01	Regulation FD Disclosure

On July 27, 2023, View issued a press release, a copy of which is attached hereto as Exhibit 99.1 (the “Press Release”). All of the information in the Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, its Quarterly Reports on Form 10-Q and in its other filings with the SEC. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits

d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of View, Inc.

99.1	Press Release, dated July 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

Date: July 27, 2023	By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Chief Legal Officer